                                                                    EXHIBIT 4.10

                     Form of Certificate for A Common Stock

                         INCORPORATED UNDER THE LAWS OF

                                 STATE OF HAWAII

                 No.                                       Shares



                              ALOHA AIRGROUP, INC.



This certifies that ___________________________________________ is the owner of

_______________________________________ Shares of the Capital Stock of


                              ALOHA AIRGROUP, INC.


Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, on surrender of this Certificate properly endorsed.

In Witness Whereof THE DULY AUTHORIZED OFFICERS OF THIS CORPORATION HAVE HEREUNTO SUBSCRIBED THEIR NAMES AND CAUSED THE CORPORATE
SEAL TO BE HERETO AFFIXED AT__________________________THIS ______ DAY OF _______________________________ A.D. 20_____



________________________________                ________________________________
President                                       Secretary

                                Shares $1.00 Each






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                                   CERTIFICATE

                                       FOR



                                     SHARES

                                     OF THE

                                  Capital Stock



                                    ISSUED TO



                                      DATED


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For Value Received _____ hereby sell, assign and transfer unto
Shares of the Capital Stock represented by the within Certificates and do hereby irrevocably constitute and appoint ______________________________________ to transfer the said
Stock on the books of the within named Corporation with full power of substitution in the premises.
Date ____________ 20___.
In the presence of
______________________________________________________________________
----------------------------------------------------------------------


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                     Form of Certificate for B Common Stock

                NUMBER                                     SHARES



                              ALOHA AIRGROUP, INC.



This certifies that ____________________________________________ is the owner of

_____________________________________________ Shares of the Capital Stock of

                              ALOHA AIRGROUP, INC.


Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, on surrender of this Certificate properly endorsed.

In Witness Whereof THE DULY AUTHORIZED OFFICERS OF THIS CORPORATION HAVE HEREUNTO SUBSCRIBED THEIR NAMES AND CAUSED THE CORPORATE SEAL TO BE HERETO AFFIXED THIS __________ DAY OF _______ A.D. 20___



                                Shares $1.00 Each

                                   CERTIFICATE

                                       FOR



                                     SHARES

                                     OF THE

                                  Capital Stock



                                    ISSUED TO



                                      DATED


----------------------------------------------------------------------
For Value Received _____ hereby sell, assign and transfer
Unto _____________________________________________Shares of the Capital
Stock represented by the within Certificates and do hereby irrevocably constitute and appoint ______________________________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.
Date ____________ 20___.
In the presence of
______________________________________________________________________
----------------------------------------------------------------------